UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WATERS INSTRUMENTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE AND INVITATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2005

WATERS INSTRUMENTS, INC.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

YOUR PERSONAL INVITATION

September 22, 2005

Dear Shareholder:

We are pleased to notify you that the Annual Meeting of Shareholders of Waters Instruments, Inc. (“Waters” or the “Company”) will be held on Thursday, October 27, 2005, at 3:00 p.m., CDT, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402 for the following purposes:

(1)   To set the number of directors at five (5);

(2)   To elect three Class I directors;

(3)   To approve an amendment to the Company’s Articles of Incorporation to change the Company’s name from “Waters Instruments, Inc.” to “Zareba Systems, Inc.;”

(4)   To ratify the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for the year ending June 30, 2006;

(5)   To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 8, 2005 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

Our Board of Directors and I cordially invite you to attend this meeting.  Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided or by fax to 763-509-7450. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

Sincerely,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 27, 2005, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. The Board of Directors has fixed September 8, 2005 as the record date for determining shareholders entitled to vote at the 2005 Annual Meeting.  Holders of Common Stock of record at the close of business on September 8, 2005 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 8, 2005, there were               shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting, in favor of the number of directors proposed by the Board of Directors, and in favor of the directors nominated. Any shareholder providing a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Meeting.

The presence at the Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company’s Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter; however, the vote abstained shall not be deemed to have been voted in favor of such matter. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.

The mailing address of the principal administrative offices of the Company is 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about September 22, 2005.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that we follow are summarized below.

Independence

The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market, since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Our current independent directors are Eugene W. Courtney, William R. Franta and Dale A. Nordquist.

Code of Business Conduct and Ethics

The Board has approved a Code of Business Conduct and Ethics, which applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller.  The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Business Conduct and Ethics is available free of charge through our website at www.wtrs.com and is available to any shareholder who sends a request for a paper copy to Waters Instruments, Inc., Attn. Director of Investor Relations, 13705 26th Avenue N., Suite 102, Minneapolis, MN  55441.  Waters intends to include on its website any amendment to, or waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.  Waters contracted with an independent professional organization to provide anonymous hotline services that permit employees of the Company to communicate any concerns about behavior or practices of Waters, its employees, officers or directors.  The service was established to assist the Board of Directors in effective internal control.

Meeting Attendance

Board and Committee Meetings.  The Board held seven (7) meetings during fiscal year 2005. Each current director attended one hundred percent (100%) of the aggregate number of meetings of the Board and of the Committees of which he is a member.

Annual Meeting of Shareholders.  The Company does not have a policy that requires members of the Board to attend the Annual Meeting of Shareholders.  For a number of years, the Board of Directors has conducted a meeting immediately before the Annual Meeting of Shareholders.  Directors who have been able to attend such Board meetings have also attended the Annual Meeting of Shareholders.  One hundred percent (100%) of the Directors attended the 2004 Annual Meeting.

Executive Sessions of the Board

An executive session of independent directors is held following each Board meeting and at such other times as necessary.

Committees of the Board

Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee. The Audit Committee, consisting of Mr. Franta, Mr. Courtney and Mr. Nordquist (Mr. Nordquist replaced Mr. Grimstad in November 2004), generally oversees the structure of the Company’s internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees the Company’s financial reporting. The Audit Committee is responsible for the engagement of our independent accountants and reviews other matters relating to our relationship with our independent accountants.  Attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Audit Committee.  The Board has determined that William R. Franta is the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933.  We acknowledge that the designation of Mr. Franta as the audit committee financial expert does not impose on Mr. Franta any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Franta as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee’s Report is included on page 9.  The Audit Committee met seven (7) times during fiscal 2005.

Compensation Committee. The Compensation Committee, consisting of Mr. Franta, Mr. Courtney and Mr. Nordquist (Mr. Nordquist replaced Mr. Grimstad in November 2004), recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate.  In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our stock plans, including the 2004 Equity Incentive Plan.  A copy of the current Charter for the Compensation Committee is available on our website at www.wtrs.com.  The Compensation Committee met two (2) times during fiscal 2005.

Nominating Committee. The Nominating Committee, consisting of Mr. Franta and Mr. Courtney, recommends candidates for our Board of Directors.  The Charter of the Nominating Committee is described in the Nominating Committee’s Report on page 3.  There was one (1) meeting of the Nominating Committee in fiscal year 2005.

Communications with the Board

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire

Board.  The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.  Shareholder communications to the Board should be sent to:

Chief Financial Officer

Waters Instruments, Inc.

13705 26th Avenue N., Suite 102

Minneapolis, MN 55441

COMPENSATION OF DIRECTORS

Each non-employee, non-officer director, excluding Mr. Grimstad, receives an annual retainer fee of (i) Eight Thousand Dollars ($8,000), Three Hundred Dollars ($300) for each attended quarterly meeting of the Board, (ii) Fifty Dollars ($50) for each breakfast or dinner meeting of the Board, and (iii) One Hundred Fifty Dollars ($150) for each attended meeting of a Committee on which he serves. Each director receives reimbursement of travel expenses.  Such directors also receive a monthly stipend of Fifty Dollars ($50) to cover miscellaneous travel, telephone and meal expenses associated with Board responsibilities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

To management’s knowledge, no director, officer, or ten percent shareholder or any affiliates of such persons had in fiscal year 2004 or 2005 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.

NOMINATING COMMITTEE REPORT

The Nominating Committee is comprised of two independent directors.  In accordance with its written Charter adopted by the Board of Directors, the Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding selection of candidates for our Board of Directors, reviewing the composition of the Board and evaluating the performance of Board members.

The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources.  In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, have high moral character and mature judgment, and be able to work collegially with others.  In addition, appropriate factors such as the following will be considered:

•      the size and composition of the Board;

•      the needs of the Board with respect to particular talents and experiences;

•      the knowledge, skills and experience of the nominee; and

•      legal and regulatory requirements.

Shareholders who wish to recommend one or more directors must provide a written recommendation to our Chief Financial Officer.  Notice of a recommendation must include the shareholder’s name, address and the number of Waters shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  Waters may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

In addition, the Company’s Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected. For a description of the process for nominating directors in accordance with the Company’s Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 10.

A copy of the current Nominating Committee Charter is available on our website at www.wtrs.com.

Members of the Nominating Committee

William R. Franta - Chair

Eugene W. Courtney

SETTING THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS

(Proposals #1 and #2)

The Amended and Restated Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three (3) or more than nine (9). The Board of Directors recommends setting the number of directors at five at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five (5) requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter; provided that such majority must be greater than sixteen and two-thirds percent (16 2/3%) of the Company’s outstanding shares. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.

Provided that the number of directors is set at seven (7) or less, the Amended and Restated Bylaws of the Company also provide for the election of two classes of directors, designated Class I and Class II, with terms staggered. If there are more than seven (7) directors, the directors are to be divided into three (3) classes, designated Class I, Class II, and Class III. If there are three (3) classes, each class is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board of Directors.  Three Class I directors will be elected at the 2005 Annual Meeting, each for a term of three years ending in 2008, and the nominees are current board members William R. Franta, John A. Grimstad and Dale A. Nordquist.  Mr. Nordquist was elected by the Board on November 4, 2004 to fill a vacancy on the Board.  Following is information about the current directors of the Company.

Position with the Company and

First Became

Name

Age

Principal Occupation

a Director

William R. Franta	63	Director of the Company, Technology Consultant	1997
Class I, nominee
John A. Grimstad	55	Secretary and Director of the Company, Vice President of	1996
Class I, nominee		Fredrikson & Byron, P.A., Minneapolis, MN
Dale A. Nordquist	50	Director of the Company, Senior Vice President of Sales and	2004
Class I, nominee		Marketing of Winland Electronics, Inc.
Jerry W. Grabowski	53	President, Chief Executive Officer and Director of the Company	1993
Class II, term ending 2006
Eugene W. Courtney	69	Director of the Company, Independent Management Consultant	2003
Class II, term ending 2006

Business Experience of Directors

The following information is presented as to each director’s business experience during the past five years and his directorships of other publicly held corporations:

Mr. Franta is currently an independent business, market and technology consultant to several venture finance companies.  From October 2000 to May 2003, he was Director Venture Finance for GATX Corporation.  From June 1999 to October 2000, he was the Vice President of Product Strategies at REAL Solutions, Ltd. From August 1997 to February 2000, he was the Vice President of Marketing at Centron in Minneapolis, MN. Between February 1997 and August 1997, he was a Business Development and Technology Consultant in Minneapolis, MN. From January 1987 to February 1997, he served as Senior Vice President of Network Systems Corporation.

Mr. Grimstad has been engaged in the private practice of law since 1977 and has been a Vice President and shareholder of Fredrikson & Byron, P.A., the Company’s principal outside counsel, since 1984. Mr. Grimstad has served as Secretary to the Company since 1995.

Mr. Nordquist has served as Senior Vice President of Sales and Marketing of Winland Electronics, Inc. since December 2002.  From October 2001 to December 2002, Mr. Nordquist was the Vice President of Sales – EMS Western Region for Winland Electronics.  From May 1999 to October 2001, Mr. Nordquist served as Vice President of Sales and Marketing for Quickdraw Conveyor Systems, Inc.  From 1981 to May 1999, Mr. Nordquist served as Vice President of Sales and Marketing for HEI, Inc., a Minnesota based designer and manufacturer of ultra-miniature electronic devices and high technology products incorporating these devices.

Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since August 1993. He also served as our Chief Financial Officer, Secretary and Treasurer from December 1994 until October 1996. From 1988 until joining the Company, Mr. Grabowski was employed as General Manager of Onan Power/Electronics Division.

Mr. Courtney has served as an independent management consultant since December 1998. From October 1999 to February 2001, he served as President and Chief Executive Officer of RSI Systems, Inc., a company that designs, manufactures and distributes videoconferencing systems. Mr. Courtney served as Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, from 1990 until December 1998; he also served as HEI’s President from 1990 to July 1998 and as its Executive Vice President from 1988 to 1990.

PRINCIPAL SHAREHOLDERS

The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of September 8, 2005:

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned		Percent of Class
Peace Shalom Foundation	231,909	(1)	9.6%
8555 South Robert Trail, Inver Grove Heights, MN 55007
Woodland Investment Company	258,000	(2)	10.7%
3007 Skyway Circle North, Irving, TX 75038
Heartland Advisors, Inc.	230,000	(3)	9.6%
789 North Water Street, Milwaukee, WI 53202
Nicole F. Kohl Gift Trust	135,000	(4)	5.6%
3007 Skyway Circle North, Irving, TX 75038
Jerry W. Grabowski	125,125	(5)	5.1%
13705 26th Avenue N., Suite 102, Minneapolis, MN 55441

(1)   Includes 8,020 shares held by Duane Schiefelbein, who is trustee of Peace Shalom Foundation, and has sole voting and investment power of such shares.  Mr. Duane Schiefelbein has shared voting and investment power over the Peace Shalom Foundation shares.  Includes 8,021 shares held in the name of Charles Schiefelbein, Jr, Trust, for which Mr. Schiefelbein has shared voting and investment power.  Does not include 8,020 shares held in the name of Dave Schiefelbein, for which Duane Schiefelbein disclaims beneficial ownership.  The Company has relied upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 18, 2005 and other information provide to it by Mr. Schiefelbein.

(2)   According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(3)   Represents shares held for clients of Heartland Advisors, Inc. (“Heartland”).  Heartland has shared dispositive power over the shares, and William J. Nasgovitz, President and principal shareholder of Heartland Advisors, may be deemed to have both voting and investment power over the shares. The Company has relied on information contained in a Schedule 13G filed with the Securities and Exchange Commission on January 31, 2005 by Heartland Advisors and Mr. Nasgovitz.

(4)   According to the most current Schedule 13D filed by Kohl Gift Trust and information provided to the Company, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared by the Northern Trust Company and Atlee M. Kohl, trustees of the Kohl Gift Trust. Mr. Kohl is deemed to be a beneficial owner of such shares.

(5)   Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

MANAGEMENT SHAREHOLDINGS

The following table sets forth the beneficial ownership of the Company’s Common Stock by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, and (iii) all directors and executive officers as a group, as of September 8, 2005. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock owned by them.

	Number of Shares
Name of Officer or Director	Beneficially Owned (1)		Percent of Class (1)
Jerry W. Grabowski	125,125	(2)	5.1%
John A. Grimstad	40,875	(3)	1.7%
William R. Franta	30,075	(4)	1.2%
Gregory J. Anshus	18,229	(5)	0.8%
Eugene W. Courtney	5,025	(6)	0.2%
Dale A. Nordquist	5,025	(7)	0.2%
Officers and Directors as a Group (6 persons)	224,354	(8)	8.9%

(1)   Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 8, 2005 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)   Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(3)   Includes 3,300 shares held by Mr. Grimstad’s wife and 30,075 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(4)   Represents 30,075 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(5)   Includes 14,625 shares which may be purchased by Mr. Anshus upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(6)   Represents 5,025 shares which may be purchased by Mr. Courtney upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(7)   Represents 5,025 shares which may be purchased by Mr. Nordquist upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

(8)   Includes 114,450 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 8, 2005.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or accrued during each of the Company’s last three fiscal years to the named executive officers:

Summary Compensation Table

					Long Term Compensation
					Restricted	Securities
		Annual Compensation			Stock	Underlying	All Other
Name & Principal Position	Year	Salary	Bonus (1)	Other	Awards	Options	Comp (2)
Jerry W. Grabowski	2005	$238,624	$106,944	—	—	0	$9,755
President & CEO	2004	$234,520	$103,991	—	—	30,000	$11,276
	2003	$219,577	$51,824	—	—	0	$10,452

Gregory J. Anshus	2005	$115,333	$29,330	—	—	0	$3,152
Chief Financial Officer	2004	$111,115	$22,551	—	—	0	$2,958
	2003	$107,100	$10,019	—	—	0	$3,195

(1)   Represents incentive compensation (bonus) payment.

(2)   Represents insurance premiums and 401(k) match paid by the Company.

Option/SAR Grants During Fiscal Year 2005

No stock options were granted during fiscal 2005 to the named executive officers.  The Company has not granted any stock appreciation rights.

Aggregated Option/SAR Exercises in Last Fiscal Year 2005 and Fiscal Year-end Option/SAR Values

						Value of Unexercised
	Shares		Number of Unexercised			In-the-Money Options
	Acquired on		Options at FY-End (#)			at FY-End ($)
Name	Exercise (#)	($) Value Realized(1)	Exercisable/Unexercisable			Exercisable/Unexercisable (1)
Jerry W. Grabowski	45,500	$209,377	29,625	/	30,000	$136,992	/	58,800
Gregory J. Anshus	0	$0	14,625	/	0	$59,057	/	0

(1)   Aggregate value is calculated on the basis of the difference between each option exercise price and the closing sale price for the Company’s Common Stock at exercise date or year-end, as the case may be, as quoted on the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying such option.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

The Company has an employment agreement with Jerry W. Grabowski, which provides for compensation in the event Mr. Grabowski’s employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company’s Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve months base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the plan makes non-employees ineligible for benefits. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the “Performance Period” (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would have earned had his employment not been terminated. Such amount shall be prorated to reflect the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski’s employment with the Company is terminated within one year of a change in control, then, upon such termination, the Company will pay to Mr. Grabowski an additional amount equal to the base salary then in effect for one year, in addition to the Company’s obligation stated above.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received, the Company believes that, during the period from July 1, 2004 through June 30, 2005, all its officers, directors, and greater than ten-percent beneficial owners complied with the filing requirements.

AMENDMENT OF ARTICLES OF INCORPORATION

(Proposal #3)

General

On September 1, 2005, the Board of Directors unanimously approved an amendment to the Company’s Articles of Incorporation, as amended (“Articles of Incorporation”) which amends Article 1 of the Articles of Incorporation solely to change the Company’s name from “Waters Instruments, Inc.” to “Zareba Systems, Inc.” in order to better associate the Company with its business (referred to herein as the “Amendment”).  A copy of the proposed Amendment to the Articles of Incorporation is attached here to as Appendix A.

Effects of the Amendment

The Board of Directors believes that approval of the corporate name change as an amendment to the Articles of Incorporation is in the best interests of the Company and its shareholders, as the name better reflects its business.  The Amendment does not change the terms or rights of holders of the Company’s common stock or preferred stock.

In connection with the name change, the Company will notify The Nasdaq Stock Market, and a new trading symbol will be assigned.

Effective Date of the Amendment

The Amendment will be effective upon the date of filing of the Amendment to the Articles of Incorporation with the Minnesota Secretary of State, which filing is expected to take place as soon as practicable after shareholder approval.

Vote Required

The Board of Directors recommends that the shareholders approve the Amended and Restated Articles of Incorporation.  Under applicable Minnesota law and the Company’s current Articles of Incorporation, the vote required to approve the proposed Amendment is (i) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all shares entitled to vote, or (ii) except as otherwise required by law, the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, provided such amendment does not receive the negative vote of the holders of more than twenty-five percent (25%) of the voting power of all shares entitled to vote.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal #4)

On March 31, 2005, the Company dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm. The dismissal of PWC was recommended and adopted by our Audit Committee and approved by our Board of Directors. PWC audited our financial statements for the fiscal years ended June 30, 2004 and 2003.  Our financial statements for the fiscal year ended June 30, 2005 were audited by Virchow, Krause & Company, LLP.

PWC’s reports on our financial statements for the two fiscal years ended June 30, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on the Company’s financial statements for such years.  During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

On April 1, 2005, the Audit Committee of the Board of Directors of the Company appointed Virchow, Krause & Company, LLP to audit its consolidated financial statements for the fiscal year ending June 30, 2005.  During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, we did not consult with Virchow Krause on the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements within the meaning of Item 304(a)(2)(i) of Regulation S-B; and (ii) did not consult with Virchow Krause on any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B.

Vote Required

The Board of Directors recommends that the shareholders ratify the appointment of Virchow, Krause & Company, LLP as independent registered public accounting firm for the Company for the year ending June 30, 2006.  Under applicable Minnesota law, the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter is required.  Representatives of Virchow, Krause & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Fees

The aggregate fees billed and to be billed by PWC and Virchow Krause for fiscal years 2004 and 2005:

	PWC Fees		Virchow Krause Fees
	2004	2005	2004	2005

Audit Fees	$65,355	$30,654	$0	$85,948
Audit-Related Fees	8,200	362,810	0	0
Tax Fees	8,100	33,050	0	0
All Other Fees	0	0	0	0
	$81,655	$426,514	$0	$85,948

Audit-related fees include services in connection with the benefit plan audit and for 2005 services related to the Rutland acquisition. Tax fees include fees for services provided in connection with year end preparation, planning, and services relating to preparation of federal and state tax returns.

The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Financial Information Systems Design and Implementation Fees

Neither PricewaterhouseCoopers LLP nor Virchow, Krause & Company, LLP or associated entities provided any services to the Company for financial information systems design and implementation in fiscal 2005.

Pre-Approval Policy

The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for the Company by its independent auditors.

REPORT OF AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three (3) of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committees, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(14).

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)   reviewed and discussed the audited financial statements with management;

(2)   discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

(3)   reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission.

Members of the Audit Committee

•      William R. Franta

•      Eugene W. Courtney

•      Dale A. Nordquist

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES

Any appropriate proposal submitted by a shareholder of Waters and intended to be presented at the 2006 Annual Meeting must be received by Waters by May 25, 2006 to be included in our proxy statement and related proxy for the 2006 Annual Meeting.  If a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the proxy materials is received by us after August 8, 2006, then management named in our proxy for the 2006 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

Also, the Company’s Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by the Company on or before May 25, 2006.  According to the Company’s Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-QSB.

Any shareholder nomination or proposal must be submitted in accordance with the Company’s Bylaws and comply with any applicable laws and regulations.  All submissions should be made to our Chief Financial Officer at the Company’s principal offices at 13705 26th Avenue N., Suite 102, Minneapolis, Minnesota 55441.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2005, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.  No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB.  THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES.  REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WATERS INSTRUMENTS, INC., 13705 26TH AVENUE N., SUITE 102, MINNEAPOLIS, MINNESOTA 55441.  YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 8, 2005, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

OTHER BUSINESS

Management knows of no other matters to be presented at the 2005 Annual Meeting.  If any other matter properly comes before the 2005 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SOLICITATION

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company, and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, directors, officers or regular employees of the Company may, without compensation beyond their regular compensation, solicit proxies personally or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

APPENDIX A

PROPOSED AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

WATERS INSTRUMENTS, INC.

TO

CHANGE NAME

The following resolution and Amendment to the Articles of Incorporation set forth below, was duly adopted at a meeting of the Board of Directors of the Company on September 1, 2005:

WHEREAS, it is in the best interest of the Company to amend its Articles of Incorporation to change the Company’s name from “Waters Instruments, Inc.” to “Zareba Systems, Inc.;”

RESOLVED, that Article 1.1 of the Articles of Incorporation of the Company be and it hereby is amended and restated in its entirety as set forth below.

FURTHER RESOLVED, that, upon shareholder approval, the President or the Chief Executive Officer of the Company be and hereby is authorized and directed to prepare and execute Articles of Amendment embracing the foregoing resolution, and to cause such Articles of Amendment to be filed for record in the manner required by law.

“ARTICLE 1 – NAME

1.1)          “The name of the corporation shall be Zareba Systems, Inc.”

PROXY

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and GREGORY J. ANSHUS with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Waters Instruments, Inc., called to be held at 3:00 p.m., CDT, Thursday, October 27, 2005, at the offices of Fredrikson & Byron, 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402, and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

The Board of Directors recommends that you vote “FOR”	Check One Box Only
each proposal.	For each Proposal

1.             NUMBER OF DIRECTORS.

Proposal to establish the number of directors at five (5).                    ☐ FOR       ☐ AGAINST       ☐ ABSTAIN

2.             ELECT CLASS I DIRECTORS: Nominees: William R. Franta, John A. Grimstad, Dale A. Nordquist

☐ FOR both nominees listed above (except any name listed below)             ☐  WITHHOLD AUTHORITY to vote

Name:                                                                                                                                     for all nominees listed above

3.             AMEND THE COMPANY’S ARTICLES OF INCORPORATION.

Proposal to amend the Company’s Articles of Incorporation to change       ☐ FOR       ☐ AGAINST       ☐ ABSTAIN

the Company’s name from “Waters Instruments, Inc.” to “Zareba Systems, Inc.”

4.             RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal to ratify the appointment of Virchow, Krause & Company LLP  ☐ FOR       ☐ AGAINST       ☐ ABSTAIN

as our independent registered public accounting firm for the year ending June 30, 2006

5.             OTHER MATTERS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.

Signature	Date , 2005

Signature, if held jointly	Date , 2005

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED

PRE-PAID ENVELOPE OR FAX YOUR PROXY TO 763-509-7450

Waters Instruments, Inc., Investor Relations, 13705 26th Avenue N, Suite 102, Minneapolis, MN 55441